Exhibit 10.10

LOAN EXTENSION AGREEMENT

Account Number 10202200978

This Loan Extension Agreement (hereinafter referred to as “Agreement”) made and entered into this 1st day of April, 2005, by and between Intellinetics Inc. (collectively referred to as “Borrower”), and The Delaware County Bank and Trust Company, 110 Riverbend Avenue, Lewis Center, Ohio 43035 (hereinafter referred to as “Lender”).

WHEREAS, the Borrower executed and delivered to the Lender a certain Promissory Note dated March 24, 2004, for the principal sum of $201,024.00; that Matured on April 1, 2005, and

WHEREAS, the parties hereto desire to modify the original Note to extend the maturity date on said Note:

NOW THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged the parties hereto agree as follows:

1. The maturity date on said Note shall be April 15, 2006.

All other terms and conditions in the original Note shall remain in full force and effect and the parties hereto agree that the only purpose of this Extension Agreement is to change the maturity date.

IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement this 1st day of April, 2005

LENDER:		BORROWER:

THE DELAWARE COUNTY BANK AND TRUST COMPANY		INTELLINETICS INC.

By:	/s/ James L. Bandeen	By:	/s/ Matthew L. Chretein
	James L. Bandeen		Matthew L. Chretein
	Assistant Vice President		President

COSIGNER:

BY:	/s/ Matthew L. Chretein	BY:	/s/ Robert J. D’Orazio
	Matthew L. Chretein Individually		Robert J. D’Orazio Individually

BY:	/s/ A. Michael Chretein	$258.26 Interest due as of April 1, 2005
A. Michael Chretein Individually

110 Riverbend Avenue, P.O. Box 1001, Lewis Center, Ohio 43035

(740) 657-7000 • webdcb.com